UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dakota Gold Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! DAKOTA GOLD CORP. 2024 Annual Meeting Vote by May 09, 2024 11 :59 PM ET You invested in DAKOTA GOLD CORP. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 14, 2024. Get informed before you vote View the Annual Report, Notice & Proxy Statement on line OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number Vote in Person at the Meeting* May 14, 2024 8:00 AM MDT 106 Glendale Drive, Suite A Lead, South Dakota, 57754 *If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . Election of Directors Nominees: 1A Robert Quartermain 1B Stephen O'Rourke 1C Jonathan Awde 1D Gerald Aberle 1 E Jennifer S. Grafton 1 F Amy K. Koenig 1G Alice Schroeder DAKOTA GOLD CORP. 2024 Annual Meeting Vote by May 09, 2024 11:59PMET 2. To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ending December 31, 2024 as more particularly described in the proxy materials. 3. To approve a proposal to reincorporate the Company from the State of Nevada to the State of Delaware. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For